MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

     This Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 1997 (the "Agreement"), is between Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Company"), and Merrill Lynch Mortgage Capital, Inc. (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Company intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and other assets (including, without limitation, other mortgage loans), under a Pooling and Servicing Agreement, to be dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among the Company, as depositor, GE Capital Loan Services, Inc., as master servicer (the "Servicer"), CRIIMI MAE Services Limited Partnership, as special servicer (the "Special Servicer"), and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall consist of a cash amount equal to (i) 100% of the outstanding principal balance of the Mortgage Loans as of the Cut-Off Date plus (ii) interest accrued on the Mortgage Loans at the related Mortgage Rate. The Purchase Price amount shall be payable by the Company to the Mortgage Loan Seller on December 23, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date") in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, at 10:00 a.m. (New York time), on the Closing Date.

     On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and convey to the Company, without recourse, and the Company shall purchase, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies. The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01 and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans.

     2. Representations and Warranties. (a) The Mortgage Loan Seller hereby

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represents and warrants to the Company as of the date hereof and as of Closing
Date that:


          (i) The Mortgage Loan Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the value of the Mortgage Loans and the ability of the Mortgage Loan Seller to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the corporate power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

          (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming its due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

          (iii) The execution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder (1) will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions

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     contemplated by this Agreement; and (2) does not require the consent of any third party or such consent has been obtained.

          (iv) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to enter into, and carry out the transactions contemplated by, this Agreement;

          (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Mortgage Loan Seller;

          (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller will report the transfer of the Mortgage Loans to the Company as a sale of the Mortgage Loans to the Company. The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans to the Company will constitute reasonably equivalent value and fair consideration for the Mortgage Loans. The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Company. The Mortgage Loan Seller is not selling the Mortgage Loans to the Company with any intent to hinder, delay or defraud any of the creditors of the Mortgage Loan Seller.

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     (a) The Mortgage Loan Seller hereby represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

          (i) Immediately prior to the sale, transfer and assignment of the Mortgage Loans to the Company, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan;

          (ii) The Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and none of the Mortgage Note, the Mortgage or any other related loan document prohibits such transfer;

          (iii) Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is, a valid and binding obligation of the related Mortgagor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and any lost note affidavit included in the Mortgage File in lieu of a Mortgage Note does not impair the ability of the holder thereof to enforce the terms of such Mortgage Note;

          (iv) Each related Assignment of Leases, or, if none, the assignment of leases and rents contained in the related Mortgage creates a valid, collateral or first priority assignment of, or a valid first priority security interest in, the right to receive all payments due under the related leases, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment;

          (v) Each related assignment of Mortgage from the Mortgage Loan Seller to the Trustee and any related assignment of Assignment of Leases, if any, and assignment of any other agreement executed in connection with such Mortgage Loan, from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller to the Trustee, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (vi) Since origination, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded, except,

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     in each of the foregoing instances, by written instruments that are a part of the related Mortgage File, recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and security agreements and delivered to the Company, and no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in each case, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to those Mortgage Loans listed on
     Schedule 1 attached hereto which permit defeasance, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage in any manner which materially and adversely affects the security provided by the Mortgaged Property;

          (vii) Each related Mortgage is a valid first lien on the related Mortgaged Property (subject to the matters described in clause (viii) below), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described in clause (viii) below);

          (viii) The lien of each related Mortgage as a first priority lien in the outstanding principal amount of such Mortgage Loan (as set forth on the Mortgage Loan Schedule) after all advances of principal is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Mortgage Loan Seller, its successors and assigns, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property; the original holder of the Mortgage, and/or its successor or assigns is the sole named insured of such policy; such policy is assignable to the Company and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made

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     under such policy and the Mortgage Loan Seller has not done anything, by act or omission, and the Mortgage Loan Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy;

          (ix) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the related Mortgagor;

          (x) There is no proceeding pending, or to our knowledge, threatened, for the total or partial condemnation of all or any material portion of such Mortgaged Property, and, to the Mortgage Loan Seller's knowledge, each related Mortgaged Property is free and clear of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan.

          (xi) The related Mortgagor has represented to the Mortgagee that, as of the date of origination of such Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, such Mortgagor and the lessee and/or operator of the related Mortgaged Property was in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations were valid and in full force and effect;

          (xii) Each Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or, except with respect to those Mortgage Loans listed on Schedule 2 attached hereto (the "ARD Loans") which provide for hyper-amortization, a negative amortization feature;

          (xiii) Each Mortgage Loan is a whole loan and no other party holds a participation interest in the Mortgage Loan;

          (xiv) The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of each Mortgage Loan complied as of the date of origination with, or such Mortgage Loan is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to each Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

          (xv) All taxes and governmental assessments which would be a lien on the Property and that prior to the Cut-off Date became due and

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     owing in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

          (xvi) All escrow deposits and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Mortgage Loan Seller or its agent and all amounts required to be deposited by the Borrower under the Loan Documents as of the date hereof have been deposited and all such escrows and deposits have been conveyed by the Mortgage Loan Seller to the Company and identified as such with appropriate detail;

          (xvii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy in an amount not less than the lesser of
     (A) the outstanding principal balance of the Mortgage Loan and (B) the replacement cost, and in all events the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance (or loss of rents insurance) and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured and to the Mortgagee of termination or cancellation, and no such notice has been received; each related Mortgage or loan agreement obligates the related Mortgagor to maintain a fire and extended perils insurance and, at such Mortgagor's failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor;

          (xviii) Each Mortgage provides that any insurance proceeds in respect of a casualty, other than business interruption/rental income insurance, and any condemnation awards, will be applied either to the repair or restoration of the Mortgaged Property or to the repayment of the outstanding principal balance of the Mortgage Loan;

          (xix) To the Mortgage Loan Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a material default, breach, violation or event of acceleration;

          (xx) No Monthly Payment on such Mortgage Loan has been more than 30 days delinquent from the later of one year prior to the Cut-off



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     Date, the date of origination of such Mortgage Loan or, if applicable, the date of acquisition by the Mortgage Loan Seller of such Mortgage Loan, through the Cut-off Date;

          (xxi) Each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or other law affecting the right of creditors generally and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose;

          (xxii) A Phase I Environmental Site Assessment was performed with respect to the related Mortgaged Property. Such Phase I Environmental Site Assessment was performed within twelve (12) months prior to the respective dates of origination of the related Mortgage Loan. A report of such Phase I Environmental Site Assessment has been delivered to the Company, and the Mortgage Loan Seller (or its affiliate that originated the Mortgage Loan), having made no independent inquiry other than reviewing such report, has no knowledge of any material and adverse environmental condition or circumstance affecting the related Mortgaged Property that was not disclosed in such report. To the extent any such condition or circumstance was disclosed, either (a) there has been escrowed an amount of money considered sufficient by the Mortgage Loan Seller, based upon the related environmental reports, to cure and remedy such condition or circumstance as recommended in the Phase I or, where applicable, Phase II Environmental Site Assessment or (b) an operating and maintenance program has been required of Mortgagor or (c) such condition has been cured or remedied. The Mortgage Loan Seller has received no notice of any other such condition or circumstance. In each Mortgage, the related Mortgagor represented and warranted that it will not use or cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner that violates federal, state or local laws, ordinances, regulations, orders or directives relating to hazardous materials. In each Mortgage, the Mortgagor represented and warranted that no hazardous materials exist on the related Mortgaged Property in any manner that violates federal, state or local laws, ordinances, regulations, orders or directives relating to hazardous materials; provided, however, that in certain instances this representation is limited to the best of Mortgagor's knowledge. The Mortgage Loan generally requires (subject to exceptions which would not be viewed as commercially unreasonable by a prudent institutional lender) that the Mortgagor will defend and hold the holder of the Mortgage and its successors and/or assigns harmless from and against

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     any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorney's fees and costs) paid, incurred, or suffered by, or asserted against, any such party resulting from a breach of any representation, warranty or covenant relating to environmental matters given by the Mortgagor under the related Mortgage except for those resulting from gross negligence or willful misconduct by the holder of the Mortgage or those which are initially placed on, in or under the Mortgaged Property after foreclosure or other taking of title to the Mortgaged Property by the holder of the Mortgage;

          (xxiii) Each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, as applicable, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold, or encumbered in connection with subordinate financing (other than any existing subordinate debt) and each related Mortgage or loan agreement prohibits the pledge or encumbrance of the Mortgaged Property without the consent of the holder of the Mortgage Loan;

          (xxiv) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property and such interest in real property was the sole security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the Testing Date shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after

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     the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred;

          (xxv) As of the Cut-off Date the Mortgage Loan Schedule is complete and accurate in all material respects;

          (xxvi) The Mortgage Loan provides that the Mortgagor is required to provide to the Mortgagee at least annually an operating statement and such other information as is reasonably requested by the Mortgagee;

          (xxvii) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2);

          (xxviii) The Mortgage File contains an appraisal of the related Mortgaged Property which appraisal is signed by a qualified appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

          (xxix) None of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses and except for immaterial encroachment or where the same is covered by a title insurance endorsement), and no improvements on adjoining properties materially encroach upon such Mortgaged Property, or the requisite title insurance has been obtained with respect to the foregoing;

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          (xxx) To the Mortgage Loan Seller's knowledge, based on the type of due diligence customarily provided by prudent institutional commercial and multifamily mortgage lenders, as of the date of origination of such Mortgage Loan, and as of the Cut-off Date, each Mortgaged Property was in material compliance with all applicable laws, zoning ordinances (including legal non-conforming uses), rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property or, if such Mortgaged Property is not in compliance with the representations made in this clause (xxx), such non-compliance does not materially and adversely affect the value or operation of the Mortgaged Property;

          (xxxi) With respect to the Mortgage Loans which as of the Cut-off Date have a principal balance of at least $15 million, the related Mortgagor is an entity which has represented and covenanted in connection with the origination of the Mortgage Loan, or whose organizational documents provide, that so long as the Mortgage Loan is outstanding it will be a single-purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property (which may include multiple Mortgaged Properties owned by the same Borrower and securing only Mortgage Loans conveyed hereunder as listed on Exhibit D and its (or their) financing, does not have any material assets other than those related to its interest in such Mortgaged Property (or Mortgaged Properties) or its (or their) financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, has its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person);

          (xxxii) The Mortgage Loan complied, in all material respects, with all of the terms, conditions and requirements of the Mortgage Loan Seller's underwriting standards in effect at the time of the origination or acquisition of such Mortgage Loan;

          (xxxiii) Except as set forth on Schedule 1, to the Mortgage Loan Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (xxxiv) To the best of Mortgage Loan Seller's knowledge, as of the Closing Date, there is no right of rescission, offset, abatement, diminution, defense or counterclaim to the Mortgage Loan (including the defense of usury), nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any rights thereunder, render the Mortgage Note or the Mortgage unenforceable,

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     in whole or in part (excluding provisions relating to default interest, yield maintenance charges or prepayment premiums), or subject to any right of rescission, offset, abatement, diminution, valid defense or counterclaim (including the defense of usury or the violation of any applicable disclosure or consumer credit laws), except in any such case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto;

          (xxxv) In the case of any Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are, or will become, payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor or in connection with the release of the Mortgaged Property or related security for the Mortgage Loan following the payment of the Mortgage Loan in full;

          (xxxvi) The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements;

          (xxxvii) If the Mortgaged Property is subject to any leases, the Mortgagor is the owner and holder of the landlord's interest under any leases and the related Mortgage or Assignment of Leases provides for the appointment of a receiver for rents or allows the Mortgagee to enter into possession to collect rent or provides for rents to be paid directly to Mortgagee in the event of a default;

          (xxxviii) The Mortgage Note is not secured by any collateral that is not being transferred hereunder;

          (xxxix) Each Mortgage Loan, if any, that is cross-collateralized is cross-collateralized only with one or more other Mortgage Loans being transferred hereunder;

          (xl) The origination (or acquisition, as the case may be), servicing and collection practices used with respect to the Mortgage Loan by the Mortgage Loan Seller and, to the Mortgage Loan Seller's knowledge, by any prior holder of the Mortgage Loan, have been in all respects legal, proper and prudent and have met customary industry standards;

          (xli) No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage;

          (xlii) UCC Financing Statements have been filed and/or recorded in all places necessary to perfect a valid security interest in all material furniture, fixtures and equipment owned by a Mortgagor and located on each Mortgaged Property and for which perfection is accomplished by the filing of a UCC financing statement, and the mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable first lien and first priority security interest on such material furniture, fixtures and equipment except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity;

          (xliii) Except with respect to the Mortgage Loans identified on
     Schedule 1 as being subject to secured subordinate debt (the "Subordinate Debt Mortgage Loans"), as of the date of the Prospectus, to the Mortgage Loan Seller's knowledge, the Mortgagor has no indebtedness for borrowed money secured by the Mortgaged Property other than the Mortgage Loan. With respect to the Subordinate Debt Mortgage Loans, the creditor (the "Subordinate Lender") under such secured indebtedness for borrowed money ("Other Debt") of the Mortgagor has entered into a subordination agreement with the Mortgage Loan Seller pursuant to which (A) the Subordinate Lender has agreed to fully subordinate the Other Debt to the Mortgage Loan (collectively, the "Senior Debt"), (B) the Subordinate Lender has agreed not to declare a default or exercise any remedies with respect to the Other Debt until the Senior Debt has been paid in full, and (C) such subordination agreement is assignable to the Company and its successors and assigns and is being assigned hereunder and is part of the Mortgage File;

          (xliv) Based on information obtained from the related Mortgagor at the time of origination, a list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit D and, as of the Cut-off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed $33,927,602;

          (xlv) No Mortgage Loan has an interest rate lower than 6.97% per annum; and

          (xlvi) Each Mortgage Loan is nonrecourse except for certain circumstances including fraud, misappropriation, misrepresentation and waste.

     3. Notice of Breach; Cure and Repurchase.

     (a) Pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Seller and the Company shall be given notice of any Breach or Document Defect that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein.

     (b) Upon notice pursuant to Section 3(a) herein, the Mortgage Loan Seller shall, not later than 90 days from the Mortgage Loan Seller's receipt of notice of such Breach or Document Defect, if such Breach or Document Defect shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein, cure such Document Defect or Breach, as the case may be, in all material respects or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within the periods hereinafter set forth, repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below); provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to any Mortgage Loan not being treated as a "qualified mortgage" within the meaning of the REMIC Provisions, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Mortgage Loan Seller shall have an additional 90 days to complete such cure (or failing such cure, to complete such repurchase); provided, further, that with respect to such additional 90-day period the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. If the affected Mortgage Loan is to be repurchased, Mortgage Loan Seller shall remit the Repurchase Price in immediately available funds to the Trustee. The delivery of a binding commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File.

     The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     (c) Upon any repurchase of a Mortgage Loan contemplated by Section 3(b) above, the Trustee, the Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

     (d) This Section 3 of this Agreement provides the sole and exclusive remedy available to the Company, the Trustee, the Certificateholders, or the Trustee on behalf of the Certificateholders or any other party, respecting any Document Defect or any Breach.

     (e) Subject to the terms of this Agreement, the Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 8 hereof.

     4. Representations, Warranties and Agreements of Company.

     (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

          (ii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iii) The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any law, rule, regulation, judgment, writ, injunction, order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

          (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

          (v) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Company; and

          (vii) Under GAAP and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Company as a sale of the Mortgage Loans to the Company.

     5. Company's Conditions to Closing.

     The obligations of the Company under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

     (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct in all material respects, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a material default under this Agreement.

     (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriters and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

          (i) with respect to each Mortgage Loan, the related Mortgage File, which Mortgage Files shall be delivered to and held by the Trustee on behalf of the Company;

          (ii) the final Mortgage Loan Schedule;

          (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

          (iv) an opinion of Mortgage Loan Seller's counsel, subject to customary exceptions and carve-outs, in form and substance reasonably acceptable to the Company and its counsel and the Rating Agencies, which states in substance the opinions set forth on Exhibit C hereto, and, in addition, an opinion delivered on the date of the Prospectus as to the matters set forth in the last paragraph of Exhibit C hereto; and

          (v) such other documents, certificates and opinions as the Company may reasonably request to effectuate the transactions contemplated by this Agreement.

     (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of theconditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

     6. Indemnification and Contribution.

     (a) The Mortgage Loan Seller shall indemnify and hold harmless the Company, the Underwriter, their respective officers and directors, and eachperson, if any, who controls the Company or the Underwriter within the meaning of either
Section 15 of the

Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may f become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties or the Mortgage Loan Seller contained in (A) the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement-The Mortgage Pool" or "Summary of the Memorandum-The Mortgage Pool", as applicable, "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" and on Annex A to the Prospectus Supplement, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, in the case of (i) and (ii), only if and to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission (I) arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties contained in the Master Tape (it being herein acknowledged that the Master Tape was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) is contained in the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement-The Mortgage Pool" or "Summary of the Memorandum-The Mortgage Pool", as applicable, "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" or on Annex A to the Prospectus Supplement; provided that the foregoing were provided to the Mortgage Loan Seller for its review, or (III) arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 2 (such representations and warranties, together with the information described in the preceding clauses I and II, the "Mortgage Loan Seller Information"); provided that the indemnification provided by this Section 6 shall not apply to the extent that such untrue statement or omission was made as a result of an error in (x) the manipulation of, or (y) any calculations based upon, or (z) any aggregation (other than an aggregation made in the Master Tape by the Mortgage Loan Seller) of, the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Master Tape and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the mortgage loans conveyed to the Trust Fund by Merrill Lynch Mortgage Capital Inc. (the "MLMC Mortgage

Loans"). This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-01704 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated December 9, 1997, as supplemented by the prospectus supplement dated December 18, 1997 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated December 18, 1997, relating to the Non-Registered Certificates; "Registered Certificates" shall mean the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Master Tape" shall mean the compilation of information and data regarding the MLMC Mortgage Loans and the Mortgage Loans covered by the Independent Accountants' Report on Applying Agreed-Upon Procedures dated December 18, 1997 and rendered by Deloitte & Touche LLP (a "hard copy" of which Master Tape was initialed on behalf of the Mortgage Loan Seller and the Purchaser).

     (b) The Company shall indemnify and hold harmless the Mortgage Loan Seller, its directors, officers, employees and agents, and each person, if any, who controls the Mortgage Loan Seller within the meaning of either the 1933 Act or the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, the Memorandum, the Diskette, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates or any items similar to Computational Materials or ABS Term Sheets forwarded to the prospective investors in the Non-Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except to the extent such untrue statement, alleged untrue statement, omission or alleged omission is contained in the Mortgage Loan Seller Information. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 6, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for legal or other expenses incurred by the indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable), approved by the Company in the case of subsection (a), representing the indemnified parties under subsection (a) of this Section 6 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable in accordance with its terms to an indemnified party under this Section 6, then the Mortgage Loan Seller and the Company shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, in such proportion as is appropriate to reflect the relative fault of the Mortgage Loan Seller on the one hand and the Company on the other in connection with the statement or omission that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mortgage Loan Seller or the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Mortgage Loan Seller and the Company agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d) subject to the limitations therein provided under subsection
(c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation.

     7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at World Financial Center, New York, New York 10281, attention: Bruce L. Ackerman fax number: (212) 449-7684, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 100 Church Street, 18th Floor, New York, New York 10080-6518, attention: Robert J. Fitzpatrick fax number: (212) 602-7552.

     8. Trust as Beneficiary. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Company to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, the Servicer or the Special Servicer, as provided in the Pooling and Servicing Agreement, to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

     9. Miscellaneous. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

     10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive transfer and sale of the Mortgage Loans to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan.

     11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     12. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     13. Amendments. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                     MERRILL LYNCH MORTGAGE CAPITAL, INC.

                                     By:   /s/ ROBERT J. FITZPATRICK
                                           ----------------------------------
                                           Name:  Robert J. Fitzpatrick
                                           Title: Vice President


                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                     By:   /s/ BRUCE L. ACKERMAN
                                           ----------------------------------
                                           Name:  Bruce L. Ackerman
                                           Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                                             EXHIBIT A
                                                            MLMI 1997-C2
                                               Mortgage Loan Schedule--Merrill Lynch
------------------------------------------------------------------------------------------------------------------------------------
Control
 Number        Property Name                              Address                                 City             State    Zip Code
------------------------------------------------------------------------------------------------------------------------------------
  101     Wallingford Industrial                     69 North Plains Highway                  Wallingford           CT        06492
  102     Lake Forest Business Center                22511 - 22515 Aspan Street               Lake Forest           CA        92630
  104     South Madison Apartments                   215 South Madison                        Pasadena              CA        91109
  105     Establishment Apartments                   4411 Dickason Avenue                     Dallas                TX        75219
  106     Longmire Self Storage                      3400 Longmire Drive                      College Station       TX        77845
  107     Midway Plaza Shopping Center               12801 Midway Road                        Dallas                TX        75244
  108     Moulin Rouge Apartments                    1250 & 1251 Moulin Rouge Drive           Dallas                TX        75211
  109     AAAAA Rent-A-Space-San Leandro             2000 Doolittle Dr                        San Leandro           CA        94577
  111     Lamar Springs Court Apartments             9146 Lamar                               Spring Valley         CA        91977
  112     Spring Rose Apartments                     10000 Club Creek                         Houston               TX        77036
  114     Crossview Courts Apartments                2929 Crossview                           Houston               TX        77063
  115     Graycliff Apartments                       2235 Graycliff Drive                     Dallas                TX        75228
  116     Town & Country Business Park               4060, 4110 - 4190 East Bijou Street      Colorado Springs      CO        80909
  117     Autumn Sunrise Apartments                  1825 Airline Dr.                         Corpus Christi        TX        78412
  119     Fountains of Jupiter Apartments            12993 Jupiter Road                       Dallas                TX        75238
  120     Fountains of Woodmeadow Apartments         10950 Woodmeadow Parkway                 Dallas                TX        75228
  121     Comfort Inn - San Antonio                  4 Piano Place                            San Antonio           TX        78228
  122     Brynn Marr Shopping Center                 106 Western Boulevard                    Jacksonville          NC        28540
  123     Tanglewood Place Apartments                5920 Beverly Hills                       Houston               TX        77057
  124     Comfort Inn & Suites - Las Colinas         1223 Greenway Circle                     Irving                TX        75038
  125     Days Inn - Orange                          4301 27th Street                         Orange                TX        77632
  126     Entrada Apartments                         1325 Garfield                            Denver                CO        80206
  127     Oaks at Centreport                         14300 Statler Court                      Fort Worth            TX        76156
  128     Seabreeze Apartments                       2401 Manor Road                          Austin                TX        78722
  129     Shoney's Inn                               234 Lobdell Highway                      Port Allen            LA        70767
  130     Days Inn - Augusta                         3654 Wheeler Road                        Augusta               GA        30909
  131     Days Inn Defiance                          1835 North Clinton Street                Defiance              OH        43512
  132     Days Inn Downtown - Indianapolis           401 East Washington Street               Indianapolis          IN        46204
  133     Food Circus - Wall                         18th Avenue & Highway 35                 Wall                  NJ        07719
  134     Food Circus - Red Bank                     362 Broad Street                         Red Bank              NJ        07701
  135     Franklin Township Shopping Center          83 and 87 Veronica Avenue                Franklin Township     NJ        08873
  136     Comfort Inn Suites - Hattiesburg           122 Plaza Drive                          Hattiesburg           MS        39402
  137     Comfort Inn - Rochester                    289 McDonalds Drive                      Rochester             IN        46975
  138     Days Inn - Woodlawn                        118 East Woodlawn Road                   Charlotte             NC        28217
  139     Holiday Inn Express-Carowinds              3560 Lakemont Blvd.                      Fort Mill             SC        29715
  140     Super 8 - Raleigh                          3804 New Bern Avenue                     Raleigh               NC        27610
  142     Westpoint Commons Shopping Ctr.            8202-58 Rockville Road                   Indianapolis          IN        46214
  144     Serra Mesa Shopping Center                 3202-3340 Greyling Drive                 San Diego             CA        92123
  145     Frelinghuysen Industrial                   640 Frelinghuysen Avenue                 Newark                NJ        07114
  146     Rancho Bernardo Plaza                      16759-16707 Bernardo Center Drive        Rancho Bernardo       CA        92128
  148     Lima Plaza                                 2154 Elida Road                          Lima                  OH        45805
  149     Archways Apartments                        2504-2506 Manor Road                     Austin                TX        78722
  150     Britain Way Apartments                     1954 Shoaf Drive                         Irving                TX        75061
  151     Tiffanywood/Harmonyrick Apartments         1301 S. Maddox                           Dumas                 TX        79029
  152     Brandywine Apartments                      4020 South 130th East Ave.               Tulsa                 OK        74134
  153     Country Hollow Apartments                  4605 East 80th Street                    Tulsa                 OK        74136
  154     Windsail Apartments                        9808 East 73rd Street South              Tulsa                 OK        74133
  155     91-61 193rd Street Apts.                   91-61 193rd Street                       Queens                NY        11423
  156     Rolling Ridge Apartments                   100 Rollling Ridge Way                   Bloomington           IN        47403
  157     Stonywood Terrace Apartments               2525 Welsh Road                          Philadelphia          PA        01607
  158     Village at Lakeside                        9703 Winter Gardens Blvd                 Lakeside              CA        92040
  159     Tidwell Park Apartments                    9400 Bauman Road                         Houston               TX        77076
  160     Bucks County Industrial (95 Expressway)    Progress & Marshall Drives               Bensalem              PA        19020


-----------------------------------------------------------------------------------------------------------------------
Control   Original        Cut-off Date        Monthly     Gross            Remaining             Maturity        Ground
 Number    Balance          Balance           Payment      Rate        Term        Amort           Date          Lease
-----------------------------------------------------------------------------------------------------------------------
  101      2,400,000       2,393,133.60       19,552.40    8.640        117          297        09/01/2007         No
  102      2,000,000       1,995,955.41       14,689.24    8.010        117          357        09/01/2007         No
  104      1,500,000       1,495,252.04       11,597.12    8.020         57          297        09/01/2002         No
  105      1,450,000       1,445,281.29       11,165.55    7.860         81          297        09/01/2004         No
  106      1,600,000       1,595,202.09       12,878.80    8.375        117          297        09/01/2007         No
  107      5,100,000       5,068,265.45       44,932.10    8.100        213          213        09/01/2015         No
  108      2,250,000       2,242,758.50       17,431.72    7.930        177          297        09/01/2012         No
  109      5,330,000       5,311,640.92       45,755.54    9.280        296          296        08/01/2022         No
  111      1,650,000       1,646,427.21       12,560.58    7.840        118          298        10/01/2007         No
  112      1,375,000       1,372,145.46       10,703.72    8.100        118          298        10/01/2007         No
  114      2,700,000       2,693,920.78       18,841.83    7.480        117          357        09/01/2007         No
  115      1,000,000         997,950.81        7,837.78    8.180        178          298        10/01/2012         No
  116      5,475,000       5,456,045.25       41,761.14    8.125        116          320        08/01/2007         No
  117      2,550,000       2,538,559.20       19,110.46    7.660        116          296        08/01/2007         No
  119      2,500,000       2,494,799.36       18,118.06    7.870        177          357        09/01/2012         No
  120      5,600,000       5,588,350.57       40,584.45    7.870        177          357        09/01/2012         No
  121      1,500,000       1,490,771.10       13,375.54    8.875        236          236        08/01/2017         No
  122      3,000,000       2,989,409.99       23,558.17    8.730        234          354        06/01/2017         No
  123      2,000,000       1,997,327.95       14,582.95    7.820        118          358        10/01/2007         No
  124      2,500,000       2,485,309.53       22,880.47    9.240        236          236        08/01/2017         No
  125      1,450,000       1,444,594.52       12,512.53    8.875        261          261        09/01/2019         No
  126      1,840,000       1,829,403.74       15,027.52    8.670        114          294        06/01/2007         No
  127     15,540,000      15,494,443.57      109,830.84    7.610        116          356        08/01/2007         No
  128      1,550,000       1,543,468.16       12,014.54    8.050        116          296        08/01/2007         No
  129      3,250,000       3,235,974.46       30,029.47    9.375        237          237        09/01/2017         No
  130      1,050,000       1,042,545.82        9,814.82    9.540        235          235        07/01/2017         No
  131      1,900,000       1,884,155.58       18,009.32    9.740        234          234        06/01/2017         No
  132      2,891,000       2,872,305.40       26,351.00    9.410        247          247        07/01/2018         No
  133      3,800,000       3,785,163.47       30,649.86    8.520        176          296        08/01/2012         No
  134      4,800,000       4,781,259.13       38,715.62    8.520        176          296        08/01/2012         No
  135      3,600,000       3,583,452.82       28,253.87    8.330         79          307        07/01/2004         No
  136      3,010,000       2,985,524.34       30,172.35    8.800        177          177        09/01/2012         No
  137      1,925,000       1,899,970.50       19,927.46    9.350        175          175        07/01/2012         No
  138      2,500,000       2,492,701.82       22,864.27    9.230        238          238        10/01/2017         No
  139      2,680,000       2,672,176.36       24,510.50    9.230        238          238        10/01/2017         No
  140      2,560,000       2,552,526.67       23,413.02    9.230        238          238        10/01/2017         No
  142      2,650,000       2,889,343.38       22,745.99    8.492        115          325        07/01/2007         No
  144      3,862,500       3,830,058.24       30,847.01    8.700        109          319        01/01/2007         No
  145      4,300,000       4,286,477.00       33,359.19    8.060        117          297        09/01/2007         No
  146     16,500,000      16,463,424.83      132,003.56    8.720         75          321        03/01/2004         No
  148      4,200,000       4,176,294.10       34,644.25    8.790        234          294        06/01/2017         No
  149      1,650,000       1,639,411.13       13,812.86    8.970        113          293        05/01/2007         No
  150      1,840,000       1,834,315.72       14,409.25    8.170        117          297        09/01/2007         No
  151      2,100,000       2,098,685.34       15,909.66    8.340        119          359        11/01/2007         No
  152      5,350,000       5,343,242.53       37,591.33    7.550        118          358        10/01/2007         No
  153      4,600,000       4,594,189.84       32,321.51    7.550        118          358        10/01/2007         No
  154      7,125,000       7,116,115.23       50,307.83    7.600        118          358        10/01/2007         No
  155      1,512,000       1,507,974.94       11,189.53    8.090        116          356        08/01/2007         No
  156      5,040,000       5,026,825.40       37,616.10    8.180        116          356        08/01/2007         No
  157      1,680,000       1,674,124.65       13,246.58    8.775        114          354        06/01/2007         No
  158      2,500,000       2,498,288.20       18,170.14    7.900        119          359        11/01/2007         No
  159      1,500,000       1,498,919.79       10,642.71    7.650        119          359        11/01/2007         No
  160      8,450,000       8,443,057.48       59,473.36    7.460        119          359        11/01/2007         No


-------------------------------------------------------------------------------------------
Control    Underwriting        Net       Subservicing   (1) Servicing Fee
 Number      Reserves          Rate          Fees             Fees          Subservicer
-------------------------------------------------------------------------------------------
  101     0.16 per sq. ft.    8.535          0.060            0.105         L.J. Melody
  102     0.16 per sq. ft.    7.905          0.060            0.105         L.J. Melody
  104      250 per unit       7.915          0.060            0.105         L.J. Melody
  105      225 per unit       7.755          0.060            0.105         L.J. Melody
  106     0.15 per sq. ft.    8.270          0.060            0.105         L.J. Melody
  107     0.28 per sq. ft.    7.995          0.060            0.105         L.J. Melody
  108      263 per unit       7.825          0.060            0.105         L.J. Melody
  109     0.15 per sq. ft.    9.175          0.060            0.105         L.J. Melody
  111      250 per unit       7.735          0.060            0.105         L.J. Melody
  112      261 per unit       7.995          0.060            0.105         L.J. Melody
  114      250 per unit       7.375          0.060            0.105         L.J. Melody
  115      250 per unit       8.075          0.060            0.105         L.J. Melody
  116     0.17 per sq. ft.    8.020          0.060            0.105         L.J. Melody
  117      250 per unit       7.555          0.060            0.105         L.J. Melody
  119      220 per unit       7.765          0.060            0.105         L.J. Melody
  120      235 per unit       7.765          0.060            0.105         L.J. Melody
  121       4% of revenue     8.770          0.060            0.105         L.J. Melody
  122     0.16 per sq. ft.    8.625          0.060            0.105         L.J. Melody
  123      225 per unit       7.715          0.060            0.105         L.J. Melody
  124       4% of revenue     9.135          0.060            0.105         L.J. Melody
  125       4% of revenue     8.770          0.060            0.105         L.J. Melody
  126      250 per unit       8.565          0.060            0.105         L.J. Melody
  127      250 per unit       7.505          0.060            0.105         L.J. Melody
  128      260 per unit       7.945          0.060            0.105         L.J. Melody
  129       4% of revenue     9.270          0.060            0.105         L.J. Melody
  130       4% of revenue     9.435          0.060            0.105         L.J. Melody
  131       4% of revenue     9.635          0.060            0.105         L.J. Melody
  132       4% of revenue     9.305          0.060            0.105         L.J. Melody
  133     0.24 per sq. ft.    8.415          0.060            0.105         L.J. Melody
  134     0.27 per sq. ft.    8.415          0.060            0.105         L.J. Melody
  135     0.15 per sq. ft.    8.225          0.060            0.105         L.J. Melody
  136       4% of revenue     8.695          0.060            0.105         L.J. Melody
  137       4% of revenue     9.245          0.060            0.105         L.J. Melody
  138       4% of revenue     9.125          0.060            0.105         L.J. Melody
  139       4% of revenue     9.125          0.060            0.105         L.J. Melody
  140       4% of revenue     9.125          0.060            0.105         L.J. Melody
  142     0.21 per sq. ft.    8.387          0.060            0.105         L.J. Melody
  144     0.15 per sq. ft.    8.595          0.060            0.105         L.J. Melody
  145     0.17 per sq. ft.    7.955          0.060            0.105         L.J. Melody
  146     0.17 per sq. ft.    8.615          0.060            0.105         L.J. Melody
  148     0.15 per sq. ft.    8.685          0.060            0.105         L.J. Melody
  149      228 per unit       7.762          1.163            1.208         Arbor National
  150      225 per unit       7.755          0.370            0.415         Arbor National
  151      250 per unit       8.235          0.060            0.105         L.J. Melody
  152      200 per unit       7.405          0.100            0.145         Midland
  153      225 per unit       7.405          0.100            0.145         Midland
  154      225 per unit       7.455          0.100            0.145         Midland
  155      225 per unit       7.745          0.300            0.345         Arbor National
  156      150 per unit       7.745          0.390            0.435         Arbor National
  157      225 per unit       7.748          0.982            1.027         Arbor National
  158      250 per unit       7.795          0.060            0.105         L.J. Melody
  159      278 per unit       7.545          0.060            0.105         L.J. Melody
  160     0.17 per sq. ft.    7.355          0.060            0.105         L.J. Melody
-------------------------------------------------------------------------------------------

(1) Servicing Fees consist of Master Servicing, Sub-Servicing, Special and Trustee Fees


                                    EXHIBIT B

                      FORM OF CERTIFICATE OF AN OFFICER OF

                      MERRILL LYNCH MORTGAGE CAPITAL, INC.

     I, ______________________, hereby certify that I am an authorized signatory of Merrill Lynch Mortgage Capital, Inc., a Delaware Corporation (the "Seller"), and that, based upon information provided to me by appropriate officers, certify further as follows, to the best of my knowledge:

          1. The representations and warranties of the Seller in the Mortgage Loan Purchase Agreement, dated as of __________, 1997 (the "Purchase Agreement") are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date.

          2. The Seller has, in all material aspects, complied with all the agreements and satisfied all the conditions on its part that are required under the Purchase Agreement to be performed or satisfied at or prior to the date hereof.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1997.

                                         MERRILL LYNCH MORTGAGE CAPITAL, INC.

                                         By: ________________________________
                                             Name:
                                             Title: Authorized Signatory


     I, ______________________, a ________________ of the Seller, hereby certify that ______________________ is an authorized signatory of the Seller and that the signature appearing above is his genuine signature.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1997.

                                         By: ________________________________
                                             Name:
                                             Title:

                                    EXHIBIT C

                              FORM OF LEGAL OPINION

     1. The Mortgage Loan Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently conducted by it and to own the Mortgage Loans, is duly qualified as a foreign corporation in good standing in the State of New York, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase and Sale Agreement by it, and has the power and authority to execute, deliver and perform the Mortgage Loan Purchase and Sale Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with, and perform its obligations under, the Mortgage Loan Purchase and Sale Agreement.

     2. The Mortgage Loan Purchase and Sale Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase and Sale Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

     3. The execution and delivery of the Mortgage Loan Purchase and Sale Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase and Sale Agreement will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement.

     4. There is no action, suit, proceeding or investigation pending or threatened, against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

     5. To our knowledge, the Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance under the Mortgage Loan Purchase and Sale Agreement.

     6. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase and Sale Agreement or the consummation of the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement, other than those which have been obtained by the Mortgage Loan Seller.

     In addition, counsel shall state (which statement shall be in form and substance reasonably acceptable to the Company) their view as to the accuracy of the information regarding the Mortgage Loans in the Prospectus Supplement and the Private Placement Memorandum.

                                    EXHIBIT D

                   SCHEDULE OF MORTGAGE LOANS TO ONE BORROWER

                        OR GROUP OF AFFILIATED BORROWERS





                                                      MERRILL LYNCH BORROWER CONCENTRATION

                                                                  MLMI 1997-C2

------------------------------------------------------------------------------------------------------------------------------------
CONTROL #  PROPERTY NAME                       PROPERTY TYPE     COMMON PRINCIPAL                  ORIG. BALANCE     CUT-OFF BALANCE
------------------------------------------------------------------------------------------------------------------------------------

  152     Brandywine Apartments                Multifamily       Mike Case & Duane Roberts          5,350,000.00       5,343,242.53
  153     Country Hollow Apartments            Multifamily       Mike Case & Duane Roberts          4,600,000.00       4,594,189.84
  154     Windsail Apartments                  Multifamily       Mike Case & Duane Roberts          7,125,000.00       7,116,115.23
                                                                                              --------------------------------------
                                                                                                   17,075,000.00      17,053,547.60

  133     Food Circus - Wall                   Anchored Retail   Joseph & John Azzolina             3,800,000.00       3,785,163.47
  134     Food Circus - Red Bank               Anchored Retail   Joseph & John Azzolina             4,800,000.00       4,781,259.13
                                                                                              --------------------------------------
                                                                                                    8,600,000.00       8,566,422.60

  119     Suss-Fountains of Jupiter Apartments Multifamily       Ari Sussman                        2,500,000.00       2,494,799.36
  120     Suss-Fountains of Woodmeadow         Multifamily       Ari Sussman                        5,600,000.00       5,588,350.57
          Apartments

                                                                                              --------------------------------------
                                                                                                    8,100,000.00       8,083,149.94

  138     Days Inn - Woodlawn                  Hospitality       Shashin Patel & Nalin Patel        2,500,000.00       2,492,701.82
  139     Holiday Inn Express-Carowinds        Hospitality       Shashin Patel & Nalin Patel        2,680,000.00       2,672,176.36
  140     Super 8 - Raleigh                    Hospitality       Shashin Patel & Nalin Patel        2,560,000.00       2,552,526.67
                                                                                              --------------------------------------
                                                                                                    7,740,000.00       7,717,404.85

  122     Brynn Marr Shopping Center           Anchored Retail   Daniel G. Kamin                    3,000,000.00       2,989,409.99
  148     Lima Plaza                           Anchored Retail   Daniel G. Kamin                    4,200,000.00       4,176,294.10
                                                                                              --------------------------------------
                                                                                                    7,200,000.00       7,165,704.09

  136     Comfort Inn Suites - Hattiesburg     Hospitality       Bharnt Patel                       3,010,000.00       2,985,524.34
  137     Comfort Inn - Rochester              Hospitality       Bharnt Patel                       1,925,000.00       1,899,970.50
                                                                                              --------------------------------------
                                                                                                    4,935,000.00       4,885,494.84

                                   SCHEDULE 1

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                               UNDER SECTION 3(b)

                                      NONE




                                      S-1-1

                                   SCHEDULE 2

        LIST OF MORTGAGE LOANS WHICH ARE EXCEPTIONS TO SECTION 2(b)(xii)

                                      NONE





                                      S-2-1